Exhibit 32

Certification Pursuant To
Rule 13a-14(b)/15d-14(b) of the Securities Exchange Act of 1934
 and 18 U.S.C. Section 1350, As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Astec Industries, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Benjamin G. Brock and David C. Silvious certify, pursuant to Rule 13a-14(b)/15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Benjamin G. Brock
Benjamin G. Brock
Chief Executive Officer
(Principal Executive Officer)
May 10, 2018

/s/ David C. Silvious
David C. Silvious
Chief Financial Officer, Vice President and Treasurer
(Principal Financial Officer)
May 10, 2018